UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(d) OF

 THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 22, 2014

FRANKLIN CREDIT MANAGEMENT CORPORATION

 (Exact name of registrant as specified in its charter)

Delaware	000-54781	75-2243266
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
101 Hudson Street Jersey City, New Jersey (Address of Principal Executive Offices)	07302 (Zip Code)

Registrant’s telephone number, including area code: (201) 604-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On August 22, 2014, Franklin Credit Management Corporation (the “Company”) implemented a company-wide work force reduction, which affected approximately 35 salaried employees, in an attempt to partly offset continuing operating losses at the Company. Following the reduction in force and as of the date of this filing, the Company has 54 employees. As a result of the reduction in force, it is not expected that material charges will be incurred by the Company.

On August 29, 2014, an unrelated mortgage servicing client, for which the Company has sub-serviced mortgage loans and real estate assets since October 2013, elected, without cause, to terminate its servicing agreement with the Company, effective November 27, 2014. The Company, as of the date of this filing, sub-services approximately 647 mortgage loans and real estate assets, with an unpaid principal balance of approximately $133.0 million, for this client. Included in servicing revenues were fees from this client that totaled about $211,000 during the three months ended June 30, 2014.

There can be no assurances that the Company will be able to add business or take further appropriate cost saving measures to offset its continuing operating losses and reduced revenues, which would affect its ability to continue in business. The Company had an annual operating loss during the year ended December 31, 2013 of $2.9 million, and during the most recent quarter ended June 30, 2014, the Company had an operating loss of $897,000. Any such operating losses, if they continue, will continue to deplete net worth and result in noncompliance with the requirements to maintain servicing and collection licenses in a number of states.

FORWARD–LOOKING STATEMENTS

Item 8.01 of this Current Report on Form 8-K, as well as other statements made by the Company in its public filings or other public statements that are not historical fact may be forward-looking statements regarding the business, operations and financial condition of the Company within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This information may involve known and unknown risks, uncertainties and other factors which may cause Company’s actual results, performance or achievements to be materially different from Company’s future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe Company’s future plans, strategies and expectations, and other statements that are not historical facts, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” “plan,” “potential” or “project” or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. These factors include, but are not limited to: (i) unanticipated changes in the U.S. economy, including changes in business conditions such as interest rates, changes in the level of growth in the finance and housing markets, such as slower or negative home price appreciation and economic downturns or other adverse events in certain states; (ii) the Company’s ability to profitably build upon its current servicing and collection business; (iii) the Company’s relations with its lender and its servicing clients; (iv) The Company’s ability to obtain renewals of its credit agreement with its lender or achieve alternative refinancing opportunities; (v) the availability of or ability to retain as clients third parties holding distressed mortgage debt for servicing by the Company on a fee-paying basis; (vi) changes in the statutes or regulations applicable to the Company’s business or in the interpretation and enforcement thereof by the relevant authorities; (vii) the status of the Company’s regulatory compliance and regulatory audits and ability to satisfy regulatory net worth requirements; (viii) the risk that legal or regulatory proceedings could be brought against the Company which could adversely affect its financial results; (ix) the Company’s ability to adapt to and implement technological changes; (x) the Company’s ability to attract and retain qualified employees; (xi) the Company’s ability to obtain financing on acceptable terms to finance its growth strategy and to operate within the limitations imposed by financing arrangements; (xii) competition in the Company’s existing and potential future lines of business and the financial resources of, and products available to, competitors; (xiii) the Company’s failure to reduce quickly overhead and infrastructure costs in response to a reduction in revenue; (xiv) the risk that adverse tax consequences could result from the distribution of the Company’s common stock from its former parent company, Franklin Credit Holding Corporation; (xv) ability to advance costs and expenses or pay defense costs associated with the servicing or collection of loans for third parties; (xvi) the Company’s dependence on capital contributions from Thomas J. Axon, the Company’s Chairman, President and majority stockholder (“Mr. Axon”), to fund its operating deficits and to meet its regulatory net worth requirements, and, (xvii) other risks that will be detailed from time to time in the Company’s filings with the Securities and Exchange Commission (“SEC”). Additional factors that would cause actual results to differ materially from those projected or suggested in any forward-looking statements will be contained in the Company’s SEC reports and filings, including, but not limited to, those factors discussed under the caption “Risk Factors,” which the Company urges its investors to consider. The Company undertakes no obligation to publicly release the revisions to such forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrences of unanticipated events, except as otherwise required by securities, and other applicable laws. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to release publicly the results on any events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Franklin Credit Management Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:      September 5, 2014

FRANKLIN CREDIT MANAGEMENT CORPORATION

By:	/s/ Kevin P. Gildea
Name: Title:	Kevin P. Gildea EVP, Chief Legal Officer & Secretary